Leases	12 Months Ended
Dec. 31, 2020
Disclosure of leases [text block] [Abstract]
LEASES

Note 16:- LEASES

The Group leases substantially all of its office space and vehicles under operating leases. The Group’s leases have original lease periods expiring between 2021 and 2033. Some leases include one or more options to renew. The Group does not assume renewals in its determination of the lease term unless the renewals are deemed to be reasonably certain at lease commencement. Lease payments included in the measurement of the lease liability comprise the following: the fixed non-cancellable lease payments, payments for optional renewal periods where it is reasonably certain the renewal period will be exercised, and payments for early termination options unless it is reasonably certain the lease will not be terminated early.

Under IFRS 16, all leases with durations greater than 12 months, including non-cancellable operating leases, are now recognized on the statement of financial position. The aggregated present value of lease agreements is recorded as a long-term asset titled operating lease right-of-use assets.

The corresponding lease liabilities are classified between operating lease liabilities which are current and long-term.

Maturity analysis of undiscounted future lease payments receivable for operating leases:

2021	33,887
2022	28,949
2023	18,550
2024	12,068
2025	10,108
2026 and thereafter	35,725
Total undiscounted cash flows	139,287

Less imputed interest	(16,034)
Present value of lease liabilities	123,253

Depreciation expenses of operating lease right-of-use assets totaled $33,531 and $34,408 for the year ended December 31, 2019 and 2020, respectively.